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                                                                     Exhibit I-2

             List and Description of Subsidiaries and Investments
                            Of PECO Energy Company
                    (Other than "Public-Utility" Companies)

                               As of March, 2000

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           Name                Jurisdiction                Description                                    Authority
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
   Subsidiaries of PECO
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PECO Energy Capital Corp.                       financing vehicle for issuance of              New Century Energies, HCAR No. 26748
(PECC), wholly owned by                         cumulative income preferred securities
PECO
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PECO Energy Capital, L.P.      Delaware         issue cumulative income preferred              New Century Energies, HCAR No. 26748
                                                securities and lend the proceeds thereof
                                                to PECO
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PECC Trust 1                                    trust created for the issuance of a retired    New Century Energies, HCAR No. 26748
                                                series of cumulative preferred securities
                                                (inactive)
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PECC Trust 2                                    trust created for the issuance of a            New Century Energies, HCAR No. 26748
                                                specific series of cumulative preferred
                                                securities
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PECC Trust 3                                    trust created for the issuance of a            New Century Energies, HCAR No. 26748
                                                specific series of cumulative preferred
                                                securities
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PECO Energy Transition                          securitization of stranded costs; in March     New Century Energies, HCAR No. 26748
Trust (PETT)                                    1999 PECO Energy issued $4 billion of
                                                transition bonds through PETT
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ATNP Finance Company,          Delaware         wholly owned by PEWI, was formed to manage     New Century Energies, HCAR No. 26748
                                                the net securitization proceeds to maximize
                                                the return thereon
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PEC Financial Services,      Pennsylvania       manages the net securitization proceeds to     New Century Energies, HCAR No. 26748
LLC (PEC)                                       maximize the return thereon
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Eastern Pennsylvania                            hold interests in subsidiaries conducting      PECO is in the process of winding-up
Development Company                             unregulated real estate and complementary      or selling-off each of its non-
(EPDC), wholly owned by                         operations                                     utility real estate businesses.
PECO                                                                                           Exelon requests that the Commission
                                                                                               reserve jurisdiction for three years
                                                                                               subsequent to the
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
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                                                                                               date of any order in this matter. See
                                                                                                                                 ---
                                                                                               CINergy Corp., Holding Co. Act
                                                                                               -------------
                                                                                               Release No. 26146 (October 21, 1994).
                                                                                               Exelon will make a filing with the
                                                                                               Commission as soon as it has
                                                                                               dissolved or sold off the last of the
                                                                                               identified entities.
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Adwin Realty Company                            real estate development and management         See discussion under EDPC
(ARCO), wholly owned by                         company
EPDC
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Route 213 Enterprises,                          real estate development and management         See discussion under EDPC
Inc., wholly owned by ARCO                      company (currently being dissolved)
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Energy Performance                              specializes in the development, financing,     Rule 58(b)(1)(i),(vii)
Services, Inc., 10%                             implementation and construction of energy
interest held by EPDC                           efficiency projects for large industrial,
                                                institutional, commercial and governmental
                                                facilities
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Adwin Equipment Company,                        leases equipment for co-generation and         Rule 58 (b)(1)(vi), (viii)
wholly owned by PECO                            related activities
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PECO Wireless, LLC (PEWI)                       wholly owned LLC which serves as a holding     New Century Energies Holding Co. Act
                                                company for financing subs for                 Release No. 26748, supports utility
                                                securitization transactions                    operations.
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AT&T Wireless PCS of                            joint venture with AT&T Wireless Services      Section 34 of the Act
Philadelphia, LLC, 49%                          formed to offer personal communications
LLC membership interest                         services in the Philadelphia Major Trading
held by PEWI                                    Area (MTA); an FCC license holder
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PECO Hyperion                                   competitive local exchange carrier that        Section 34 of the Act
Telecommunications (PHT),                       provides services such as local dial tone,
PECO is a 50% partner                           long distance, Internet service and
                                                point-to-point (voice and data)
                                                communications
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
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AmerGen Energy Company,                         joint venture with British Energy to acquire   EWG
L.L.C., PECO is a 50%                           nuclear and complementary electric generating
owner                                           assets
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AmerGen Vermont, LLC (AVT)                      Formed to own and operate nuclear generating   EWG
                                                facility in Vermont
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Adwin (Schuykill)                               inactive
Cogeneration, Inc.
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Exelon Infrastructure                           Holding company for infrastructure services    Rule 58 (b)(1)(vii), (ix)
Services, Inc. (EIS),                           unit specializing in the design, construction,
PECO owns approximately                         operation and maintenance of utility (electric,
95%                                             gas, water cable television, and
                                                telecommunications) distribution networks
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Exelon Infrastructure                           Performs residential development and other     New Century Energies, HCAR No. 26748
Services of PA, Inc.                            infrastructure services work for PECO Energy
(EISPA)
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Chowns Communications,                          utility contractor providing primarily         Rule 58 (b)(1)(vii)
Inc. (CCI)                                      telecommunications services, including conduit
                                                installation projects for Bell Atlantic, Inc.
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Fischbach and Moore                             electrical contracting firm that constructs    Rule 58(b)(1)(i),(ii), (vii)
Electric, Inc. f/k/a                            electrical infrastructure for commercial and
NEWCOFM, Inc. (FAMI)                            industrial buildings and transit and traffic
                                                management systems for various government and
                                                private entities. Subsidiaries of Fischbach and
                                                Moore, Incorporated are: Fischbach and Moore
                                                Electrical Contracting, Inc.; T.H. Green
                                                Electric Co., Inc.; and A.S. Shulman Electric
                                                Company.
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MRM Technical Group, Inc.                       gas contracting firm comprised of six          Rule 58(b)(1)(vii)
(MRM)                                           subsidiary construction companies and several
                                                non-construction subsidiaries.  The
                                                construction companies are: Mueller Pipeliners,
                                                Inc. (New Berlin, WI); Gas Distribution
                                                Contractors, Inc. (Aurora, MO); Mid-Atlantic
                                                Pipeliners, Inc. (Newark, DE); Mueller
                                                Energy Services, Inc.
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
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                                                (Lorain, OH); Mueller
                                                Distribution Contractors, Inc. (Sanford, FL); and
                                                Aconite Corporation (St. Paul, MN). Other
                                                subsidiaries are: Mechanical Specialties
                                                Incorporated and Rand-Bright Corporation.
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Syracuse Merit Electric,                        industrial and commercial electrical contracting      Rule 58(b)(1)(i),(ii), (vii)
Inc. (SME)                                      services including on-site electric facility,
                                                inside commercial facility electrical system and
                                                data system design and installation
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NEWCOTRA, Inc                                   Holding company for FAMI                              See FAMI above
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Trinity Industries, Inc.                        underground utility contractor installing natural     Rule 58(b)(1)(iv)(vii)(ix)
(TII)                                           gas pipeline mains and laterals
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OSP Consultants, Inc. (OSP)                     engineering and design services,                      Rule 58(b)(1)(vii); Section
                                                construction-related services, craft services         34 of the Act
                                                (cable splicing, installation and repair), project
                                                management and administrative functions on
                                                telecommunications infrastructure projects
                                                Subsidiaries include: International Communications
                                                Services, Inc.; OSP, Inc.; OSP Servicios, S.A. de
                                                C.V.; OSP Telcom de Colombia, LTDA; OSP Telcom,
                                                Inc.; OSP Telcomm de Mexico, S.A. de C.V.; OSP
                                                Telecommunications, Ltd.; RJE Telecom, Inc.; and
                                                Utility Locate & Mapping Services, Inc.  OSP
                                                operates in 33 states and several countries
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Horizon Energy Company                          sell competitively priced electricity and natural     Rule 58(b)(1)(v)
f/k/a PECO Gas Supply                           gas in deregulating retail markets; currently
Company                                         inactive
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
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East Coast Natural Gas                          facilitate the coordinated use of certain natural     New Century Energies, HCAR
Cooperative LLC, PECO                           gas capacity, storage, transportation and supply      No. 26748
holds a 16.66% LLP                              assets in order to improve service reliability
interest                                        and efficiency
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Energy Trading Company                          holds interests in two publicly-traded companies:     Section 34 of the Act
                                                WorldWide Web NetworX Corporation and Entrade,
                                                Inc., each a developer and provider of business-
                                                to-business e-commerce solutions
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Exelon Ventures Corporation                     Inactive
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Exelon Capital Partners,                        venture capital fund established to leverage the      Section 34 of the Act
Inc.,                                           core business of utility infrastructure services      and/or Rule 58(b)(1)(i),
                                                and communications and PECO's other resources         (ii), (vii)
                                                through investment in new businesses.  Currently
                                                holds a 12% interest in Extant, Inc. and a 50%
                                                interest in CIC Global, LLC
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NEWHOLDCO Corporation                           An inactive subsidiary of PECO which will be
                                                renamed Exelon Corporation and will become the
                                                Applicant as a result of the Merger
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Utility Competitive                             Venture capital fund
Advantage Fund, LLC; Peco
holds 10% interest
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